UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 19, 2010

LIGAND PHARMACEUTICALS INCORPORATED

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-33093	77-0160744
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

11085 North Torrey Pines Road, Suite 300 La Jolla, California 92037

(Address of Principal Executive Offices) (Zip Code)

(858) 550-7500

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

As previously reported, on September 9, 2010, stockholders of Ligand Pharmaceuticals Incorporated (the “Company”) approved a proposal to authorize the Company’s Board of Directors to implement, at its discretion, a reverse stock split (the “Reverse Stock Split”) of the Company’s common stock, par value $.001 per share, at one of six specified ratios. The Company’s Board of Directors approved the Reverse Stock Split at a ratio of one-for-six and, on November 19, 2010, a Certificate of Amendment of the Amended and Restated Certificate of Incorporation (the “Certificate of Amendment”) became effective with respect to the Reverse Stock Split. As a result, all previously issued certificates representing six outstanding shares of the Company’s common stock (the “Old Shares”) now represent one new share of the Company’s common stock (the “New Shares”). In addition, the number of authorized shares of the Company’s common stock was reduced on a proportional basis from 200,000,000 shares to 33,333,333 shares.

In cases in which the reverse stock split would result in any stockholder holding a fraction of a share, the Company will pay an amount in cash equal to the product of (1) the closing sale price per share of the Old Shares as reported by The Nasdaq Global Market on November 18, 2010 (the last trading day preceding the effective date of the reverse stock split) by (2) the number of Old Shares held by such stockholder that would otherwise have been exchanged for fractional share interests.

Additional information about the Reverse Stock Split is available in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on August 12, 2010.

The foregoing description of the Certificate of Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Certificate of Amendment, which is filed as Exhibit 3.1 hereto and is incorporated herein by reference.

Item 7.01	Regulation FD Disclosure

On November 19, 2010, the Company issued a press release relating to the reverse stock split. A copy of this press release is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

Note: Information in this Current Report on Form 8-K furnished pursuant to this Item 7.01 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The information in this Current Report on Form 8-K furnished pursuant to Item 7.01 shall not be incorporated by reference into any registration statement pursuant to the Securities Act of 1933, as amended.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
3.1	Certificate of Amendment of the Amended and Restated Certificate of Incorporation of the Company, effective November 19, 2010.
99.1	Press release dated November 19, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIGAND PHARMACEUTICALS INCORPORATED

Date: November 19, 2010	By:	/s/ CHARLES S. BERKMAN
	Name:	Charles S. Berkman
	Title:	Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description
3.1	Certificate of Amendment of the Amended and Restated Certificate of Incorporation of the Company, effective November 19, 2010.
99.1	Press release dated November 19, 2010.